THE LAZARD FUNDS, INC.
LAZARD RETIREMENT SERIES, INC.
Supplement to Prospectuses

Dated May 1, 2004
as revised, December 30, 2004

Principal Portfolio Managers

Effective January 1, 2005, Ms. Gabriella Dixon, who had been splitting time between research and portfolio management, has returned to focusing full-time on sector research and will no longer be a portfolio manager of Lazard International Equity Portfolio and Lazard International Equity Select Portfolio (series of The Lazard Funds, Inc.), and Lazard Retirement International Equity Portfolio and Lazard Retirement International Equity Select Portfolio (series of Lazard Retirement Series, Inc.). Ms. Dixon never relinquished her research responsibilities upon joining the portfolio management team, and is returning to the Investment Manager's research platform and coverage of global financial.

Dated: January 20, 2005